UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2019
PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16725 (Commission file number)	42-1520346 (I.R.S. Employer Identification Number)
711 High Street, Des Moines, Iowa 50392 (Address of principal executive offices)
(515) 247-5111 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement.
On April 9, 2019, Principal Financial Services, Inc., a Delaware corporation (“Principal”) and a wholly owned subsidiary of Principal Financial Group, Inc. (the “Company”), entered into a Purchase Agreement (the “Agreement”) with Wells Fargo Bank, N.A. (“Seller”) and (for certain limited purposes) Wells Fargo & Company.  Pursuant to the Agreement, and subject to the conditions set forth therein, Principal has agreed to acquire certain assets and assume certain liabilities that comprise Seller’s Institutional Retirement & Trust business unit (the “Business”).  The Business provides retirement solutions through fully-integrated services for defined contribution 401(k), defined benefit, employee stock ownership, and non-qualified plans, including recordkeeping, trust and custody, investment management, and participant communications.  The Business also provides trust and custody services for non-retirement plan assets of corporations, foundations, municipalities and other institutions.

The purchase price consists of (i) $1.2 billion to be paid in cash at the closing of the transaction and (ii) an additional earn-out payment of up to $150 million based upon the retention of fee revenue of the Business through December 31, 2020.  The purchase price will be increased or decreased to the extent the difference between certain current assets and current liabilities of the Business as of the closing is higher or lower than a specified target amount. The Company expects to fund the transaction with cash on hand and debt financing.

Each of Principal and Seller has made customary representations and warranties and has agreed to customary covenants in the Agreement.  The closing of the transaction is subject to certain conditions, including (i) the expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (ii) the absence of any order or injunction prohibiting the closing of the transaction (or a pending proceeding brought by a governmental entity seeking to enjoin the closing of the transaction), and (iii) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of Principal and Seller.  The Agreement provides that the closing shall not occur prior to July 1, 2019.

Subject to certain limitations, Principal and Seller have agreed to indemnify each other for losses arising from breaches of their respective representations, warranties and covenants, certain tax liabilities and certain other liabilities.

Item 7.01 Regulation FD Disclosure.
A copy of the Company’s press release issued on April 9, 2019 announcing the entry into the Agreement is furnished as Exhibit 99.1 hereto. A copy of the Company’s slides to be presented at the Company’s investor call relating to the Agreement is furnished as Exhibit 99.2 hereto.  The press release and the slide presentation are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this report may be considered forward-looking statements. These statements reflect Company management’s current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. The Company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the Company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. Factors which could cause actual results to differ include but are not limited to: purchase price adjustments; the successful fulfillment or waiver of all closing conditions without unexpected delays or conditions; the successful closing of the transaction within the estimated timeframe; the failure to realize the expected synergies and benefits of the transaction or delay in realization thereof; the successful financing of the transaction; and other factors, risks and uncertainties discussed in the Company’s annual report on Form 10-K for the year ended December 31, 2018 filed with the U.S. Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation: adverse capital and credit market conditions may significantly affect the Company’s ability to meet liquidity needs, access to capital and cost of capital; conditions in the global capital markets and the economy generally; volatility or declines in the equity, bond or real estate markets; changes in interest rates or credit spreads or a sustained low interest rate environment; the Company’s investment portfolio is subject to several risks that may diminish the value of its invested assets and the investment returns credited to customers; the Company’s valuation of investments and the determination of the amount of allowances and impairments taken on such investments may include methodologies, estimations and assumptions that are subject to differing interpretations; any impairments of or valuation allowances against the Company’s deferred tax assets; the Company’s actual experience could differ significantly from its pricing and reserving assumptions; the pattern of amortizing the Company’s DAC and other actuarial balances on its universal life-type insurance contracts, participating life insurance policies and certain investment contracts may change; changes in laws, regulations or accounting standards; the Company may not be able to protect its intellectual property and may be subject to infringement claims; the Company’s ability to pay stockholder dividends and meet its obligations may be constrained by the limitations on dividends Iowa insurance laws impose on Principal Life Insurance Company; litigation and regulatory investigations; from time to time the Company may become subject to tax audits, tax litigation or similar proceedings, and as a result it may owe additional taxes, interest and penalties in amounts that may be material; applicable laws and the Company’s certificate of incorporation and by-laws may discourage takeovers and business combinations that some stockholders might consider in their best interests; competition, including from companies that may have greater financial resources, broader arrays of products, higher ratings and stronger financial performance; technological and societal changes may disrupt the Company’s business model and impair its ability to maintain profitability; a downgrade in the Company’s financial strength or credit ratings; client terminations, withdrawals or changes in investor preferences; inability to attract and retain qualified employees and sales representatives and develop new distribution sources; an interruption in telecommunication, information technology or other systems, or a failure to maintain the confidentiality, integrity or availability of data residing on such systems; international business risks; fluctuations in foreign currency exchange rates; risks arising from participation in joint ventures; the Company may need to fund deficiencies in its “Closed Block” assets; the Company’s reinsurers could default on their obligations or increase their rates; risks arising from acquisitions of businesses; and loss of key vendor relationships or failure of a vendor to protect information of our customers or employees.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 9, 2019
99.2	Investor Presentation, dated April 9, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:    /s/ Deanna D. Strable-Soethout
Name: Deanna D. Strable-Soethout

Title:	Executive Vice President & Chief Financial Officer

Date:    April 9, 2019